3. MATERIAL ACCOUNTING POLICY INFORMATION: m) Income taxes and deferred taxes (Policies)	12 Months Ended
Dec. 31, 2025
Policies
m) Income taxes and deferred taxes

m)Income taxes and deferred taxes

The income tax expense is comprised of current and deferred income taxes. Current and deferred income tax are recognized in profit or loss, except to the extent that they relate to items recognized directly in equity or equity instruments.

Current income tax is the expected tax payable or receivable on the taxable profit or loss for the year, using tax rates enacted or substantively enacted at the reporting date and any adjustment to tax payable in respect of previous periods. Deferred income tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred income tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date. Deferred income tax assets and liabilities are offset if there is a legally enforceable right to offset current income tax liabilities and assets and they relate to income taxes levied by the same tax authority for the same taxable entity. A deferred income tax asset is recognized for unused tax losses, tax credits and deductible temporary differences, to the extent that it is probable that future taxable income will be available against which they can be utilized. Deferred income tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related income tax benefit will be realized.